EXHIBIT 99 (a)



                          FORM 11-K INFORMATION FOR THE

                         ALLTEL CORPORATION THRIFT PLAN

                        AS OF DECEMBER 31, 1997 AND 1996

                    AND FOR THE YEAR ENDED DECEMBER 31, 1997

                              REQUIRED INFORMATION



    The ALLTEL Corporation Thrift Plan (the "Plan") is subject to the Employee Retirement Income Security Act of 1974.

    Item 4. In lieu of the requirements of Items 1, 2 and 3 of Form 11-K, the following financial statements of the Plan are being filed as Exhibit 99(a) to this Report:

    1.  Report of Independent Public Accountants

    2. Statements of Net Assets Available for Benefits with Fund Information as of December 31, 1997 and 1996

    3. Statement of Changes in Net Assets Available for Benefits with Fund Information for the year ended December 31, 1997

    4. Notes to Financial Statements and Supplemental Schedules as of December 31, 1997 and 1996

    5.  Schedule of Assets Held for Investment Purposes as of December 31, 1997

    6.  Schedule of Loans or Fixed Income Obligations as of December 31, 1997

    7.  Schedule of Reportable Transactions for the year ended
        December 31, 1997

    The Consent of Independent Public Accountants to the inclusion of the foregoing financial statements herein is being filed as Exhibit 23 to this Report.

                         ALLTEL CORPORATION THRIFT PLAN


                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES
                        As of December 31, 1997 and 1996
                         TOGETHER WITH AUDITORS' REPORT

                         ALLTEL CORPORATION THRIFT PLAN

            INDEX TO FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                        As of December 31, 1997 and 1996




Report of Independent Public Accountants                                  1

Financial Statements:

    Statements of Net Assets Available for Benefits with Fund
     Information as of December 31, 1997 and 1996                       2 - 3

    Statement of Changes in Net Assets Available for Benefits
     with Fund Information for the year ended December 31, 1997           4

Notes to Financial Statements and Supplemental Schedules               5 - 11

Supplemental Schedules:

    Schedule I: Line 27a - Schedule of Assets Held for Investment
     Purposes as of December 31, 1997                                    12

    Schedule II: Line 27b - Schedule of Loans or Fixed Income
     Obligations as of December 31, 1997                              13 - 15

    Schedule III: Line 27d - Schedule of Reportable
     Transactions for the year ended December 31, 1997                   16

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Participants and Administrator of the ALLTEL Corporation Thrift Plan:

We have audited the accompanying statements of net assets available for benefits of the ALLTEL Corporation Thrift Plan (the "Plan") as of December 31, 1997 and 1996, and the related statement of changes in net assets available for benefits for the year ended December 31, 1997. These financial statements and the schedules referred to below are the responsibility of ALLTEL Corporation in its capacity as administrator of the Plan (the "Administrator"). Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Administrator, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1997 and 1996, and the changes in net assets available for benefits for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. Supplemental Schedules I, II and III are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                             /S/ ARTHUR ANDERSEN LLP
                                                 ARTHUR ANDERSEN LLP



Little Rock, Arkansas,
   April 13, 1998.


                                                  ALLTEL CORPORATION THRIFT PLAN

                               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                                                      As of December 31, 1997


                                                                    Fund Information (Note 2)
                                        -----------------------------------------------------------------------------------------
                                                                       Participant Directed
                                        -----------------------------------------------------------------------------------------
                                                                         BZW Barclays Global Investors, N.A.
                                                        -------------------------------------------------------------------------
                                          ALLTEL
                                        Corporation     International    S&P 500         U.S. Debt         Money        LifePath
                                          Common           Equity         Equity           Index           Market         2000
                                        Stock Fund       Index Fund     Index Fund         Fund             Fund          Fund
                                        -----------     -----------     -----------     -----------     -----------   -----------
ASSETS:
Investments, at fair value
  (Schedule I and Note 2):
  ALLTEL Corporation Common Stock       $28,079,988
  Mutual Investment Funds                               $ 5,865,478     $27,507,451     $ 9,333,392                    $1,460,952
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund
  BZW Barclays Global Investors, N.A.
    Money Market Fund                                                                                   $31,167,627
  Nations Cash Reserves Capital Class
    Money Market Fund                       359,575                                                           3,965
  Participant Loans
                                        -----------     -----------     -----------     -----------     -----------   -----------
      Total investments                  28,439,563       5,865,478      27,507,451       9,333,392      31,171,592     1,460,952
                                        -----------     -----------     -----------     -----------     -----------   -----------

Receivables:
  Employer's contribution                         -               -               -               -               -             -
  Accrued interest and dividends            201,115               -               -               -           2,190             -
                                        -----------     -----------     -----------     -----------     -----------   -----------
      Total receivables                     201,115               -               -               -           2,190             -
                                        -----------     -----------     -----------     -----------     -----------   -----------

NET ASSETS AVAILABLE
  FOR BENEFITS                          $28,640,678     $ 5,865,478     $27,507,451     $ 9,333,392     $31,173,782    $1,460,952
                                        ===========     ===========     ===========     ===========     ===========    ==========





                                  The accompanying notes are an integral part of this statement.



                                                  ALLTEL CORPORATION THRIFT PLAN

                               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION - Continued

                                                     As of December 31, 1997


                                                                        Fund Information (Note 2)
                                        --------------------------------------------------------------------------------------
                                                                           Participant Directed
                                        --------------------------------------------------------------------------------------
                                                   BZW Barclays Global Investors, N.A.                 Fidelity Investments
                                        --------------------------------------------------------    --------------------------


                                         LifePath       LifePath       LifePath       LifePath        Equity-
                                           2010           2020           2030           2040          Income         Magellan
                                           Fund           Fund           Fund           Fund           Fund            Fund
                                        -----------    -----------    -----------    -----------    -----------    -----------

ASSETS:
Investments, at fair value
  (Schedule I and Note 2):
  ALLTEL Corporation Common Stock
  Mutual Investment Funds               $ 2,931,006    $16,504,765    $ 2,601,154    $ 3,662,688    $52,373,883    $68,801,357
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund
  BZW Barclays Global Investors, N.A.
    Money Market Fund
  Nations Cash Reserves Capital Class
    Money Market Fund
  Participant Loans
                                        -----------    -----------    -----------    -----------    -----------    -----------
      Total investments                   2,931,006     16,504,765      2,601,154      3,662,688     52,373,883     68,801,357
                                        -----------    -----------    -----------    -----------    -----------    -----------

Receivables:
  Employer's contribution                         -              -              -              -              -              -
  Accrued interest and dividends                  -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
      Total receivables                           -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS AVAILABLE
  FOR BENEFITS                          $ 2,931,006    $16,504,765    $ 2,601,154    $ 3,662,688    $52,373,883    $68,801,357
                                        ===========    ===========    ===========    ===========    ===========    ===========



                                                  ALLTEL CORPORATION THRIFT PLAN

                               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION - Continued

                                                      As of December 31, 1997


                                                                   Fund Information (Note 2)
                                          ------------------------------------------------------------------------------
                                                                                          Non-Participant
                                                               Participant Directed          Directed
                                                           ----------------------------     -----------
                                            Government
                                            Investment                                        Money
                                             Contract      Participant                        Market
                                               Fund          Loans             Other           Fund            Total
                                            -----------    -----------      -----------     -----------     ------------



ASSETS:
Investments, at fair value
  (Schedule I and Note 2):
  ALLTEL Corporation Common Stock                                                                           $ 28,079,988
  Mutual Investment Funds                                                                                    191,042,126
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund     $   892,570                                                          892,570
  BZW Barclays Global Investors, N.A.
    Money Market Fund                                                                                         31,167,627
  Nations Cash Reserves Capital Class
    Money Market Fund                           957,631                                     $   408,903        1,730,074
  Participant Loans                                         $ 4,300,465                                        4,300,465
                                            -----------     -----------     -----------     -----------     ------------
      Total investments                       1,850,201       4,300,465               -         408,903      257,212,850
                                            -----------     -----------     -----------     -----------     ------------

Receivables:
  Employer's contribution                             -               -     $ 9,663,516               -        9,663,516
  Accrued interest and dividends                  4,604               -               -               -          207,909
                                            -----------     -----------     -----------     -----------     ------------
      Total receivables                           4,604               -     $ 9,663,516               -        9,871,425
                                            -----------     -----------     -----------     -----------     ------------
NET ASSETS AVAILABLE
  FOR BENEFITS                              $ 1,854,805     $ 4,300,465     $ 9,663,516     $   408,903     $267,084,275
                                            ===========     ===========     ===========     ===========     ============


                                                  ALLTEL CORPORATION THRIFT PLAN

                               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                                                     As of December 31, 1996


                                                                  Fund Information (Note 2)
                                        -----------------------------------------------------------------------------------------
                                                                     Participant Directed
                                        -----------------------------------------------------------------------------------------
                                                                           BZW Barclays Global Investors, N.A.
                                                        -------------------------------------------------------------------------
                                          ALLTEL
                                        Corporation    International     S&P 500         U.S. Debt        Money        LifePath
                                          Common          Equity          Equity           Index          Market         2000
                                        Stock Fund      Index Fund      Index Fund         Fund            Fund          Fund
                                        -----------     -----------     -----------     -----------     -----------   -----------
ASSETS:
Investments, at fair value(Note 2):
  ALLTEL Corporation Common Stock       $24,168,602
  Mutual Investment Funds                               $ 4,663,433     $17,894,387     $ 9,082,427                   $   529,669
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund
  Nations Cash Reserves Capital Class
    Money Market Fund                       390,169                          24,167          27,103     $ 1,426,316
  BZW Barclays Global Investors, N.A.
    Money Market Fund                                                                                    28,642,304
  Participant Loans
  Boatmen's Investment Services, Inc.
    Money Market Fund
                                        -----------     -----------     -----------     -----------     -----------    ----------
      Total investments                  24,558,771       4,663,433      17,918,554       9,109,530      30,068,620       529,669
                                        -----------     -----------     -----------     -----------     -----------    ----------

Receivables:
  Employer's contribution                         -               -               -               -               -             -
  Accrued interest and dividends            220,144               -               -               -           5,485             -
  Due from (to) other funds                  46,832           8,156          16,110           8,156        (203,667)            -
  Due from other plans                            -               -               -               -               -             -
  Due from broker                           127,099               -               -               -               -             -
                                        -----------     -----------     -----------     -----------     -----------    ----------
      Total receivables                     394,075           8,156          16,110           8,156        (198,182)            -
                                        -----------     -----------     -----------     -----------     -----------    ----------

      Total assets                       24,952,846       4,671,589      17,934,664       9,117,686      29,870,438       529,669

LIABILITIES:
  Due to broker                              61,647               -               -               -               -             -
                                        -----------     -----------     -----------     -----------     -----------    ----------

NET ASSETS AVAILABLE
  FOR BENEFITS                          $24,891,199     $ 4,671,589     $17,934,664     $ 9,117,686     $29,870,438   $   529,669
                                        ===========     ===========     ===========     ===========     ===========   ===========







                                  The accompanying notes are an integral part of this statement.


                                                                 3



                                                  ALLTEL CORPORATION THRIFT PLAN

                               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION - Continued

                                                     As of December 31, 1996


                                                                            Fund Information (Note 2)
                                           --------------------------------------------------------------------------------------
                                                                              Participant Directed
                                           --------------------------------------------------------------------------------------
                                                     BZW Barclays Global Investors, N.A.                  Fidelity Investments
                                           --------------------------------------------------------    --------------------------


                                             LifePath       LifePath       LifePath       LifePath        Equity-
                                               2010           2020           2030           2040          Income         Magellan
                                               Fund           Fund           Fund           Fund           Fund            Fund
                                           -----------    -----------    -----------    -----------    -----------    -----------

ASSETS:
Investments, at fair value (Note 2):
  ALLTEL Corporation Common Stock
  Mutual Investment Funds                  $ 1,875,624    $15,048,315    $ 1,466,091    $ 1,683,243    $37,188,946    $54,941,232
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund
  Nations Cash Reserves Capital Class
    Money Market Fund                                          82,135         29,058                       205,447        213,867
  BZW Barclays Global Investors, N.A.
    Money Market Fund
  Participant Loans
  Boatmen's Investment Services, Inc.
    Money Market Fund
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Total investments                      1,875,624     15,130,450      1,495,149      1,683,243     37,394,393     55,155,099
                                           -----------    -----------    -----------    -----------    -----------    -----------

Receivables:
  Employer's contribution                            -              -              -              -              -              -
  Accrued interest and dividends                     -              -              -              -              -              -
  Due from (to) other funds                          -         (3,432)           422              -         18,973        108,450
  Due from other plans                               -              -              -              -              -              -
  Due from broker                                    -              -              -              -              -              -
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Total receivables                              -         (3,432)           422              -         18,973        108,450
                                           -----------    -----------    -----------    -----------    -----------    -----------

      Total assets                           1,875,624     15,127,018      1,495,571      1,683,243     37,413,366     55,263,549

LIABILITIES:
  Due to Broker                                      -              -              -              -         18,973        108,450
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS AVAILABLE
  FOR BENEFITS                             $ 1,875,624    $15,127,018    $ 1,495,571    $ 1,683,243    $37,394,393    $55,155,099
                                           ===========    ===========    ===========    ===========    ===========    ===========



                                                  ALLTEL CORPORATION THRIFT PLAN

                               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION - Continued

                                                     As of December 31, 1996


                                                                  Fund Information (Note 2)
                                            ------------------------------------------------------------------------
                                                                                        Non-Participant
                                                       Participant Directed                Directed
                                            -----------------------------------------   ---------------

                                            Government                                    Boatmen's
                                            Investment                                     Money
                                             Contract      Participant                     Market
                                                Fund          Loans           Other         Fund           Total
                                            -----------    -----------    -----------     ---------     ------------
ASSETS:
Investments, at fair value (Note 2):
  ALLTEL Corporation Common Stock                                                                       $ 24,168,602
  Mutual Investment Funds                                                                                144,373,367
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund     $2,975,083                                                     2,975,083
  Nations Cash Reserves Capital Class
    Money Market Fund                        2,081,431                                                     4,479,693
  BZW Barclays Global Investors, N.A.
    Money Market Fund                                                                                     28,642,304
  Participant Loans                                        $4,116,272                                      4,116,272
  Boatmen's Investment Services, Inc.
    Money Market Fund                                                                     $ 415,207          415,207
                                           -----------     ----------     -----------     ---------     ------------
      Total investments                      5,056,514      4,116,272               -       415,207      209,170,528
                                           -----------     ----------     -----------     ---------     ------------

Receivables:
  Employer's contribution                            -              -     $ 9,219,958             -        9,219,958
  Accrued interest and dividends                 9,395              -               -             -          235,024
  Due from (to) other funds                          -              -               -             -                -
  Due from other plans                               -              -       2,821,547             -        2,821,547
  Due from broker                                    -              -               -             -          127,099
                                           -----------     ----------     -----------     ---------     ------------
      Total receivables                          9,395              -      12,041,505             -       12,403,628
                                           -----------     ----------     -----------     ---------     ------------
      Total assets                           5,065,909      4,116,272      12,041,505       415,207      221,574,156

LIABILITIES:
  Due to broker                                      -              -               -             -          189,070
                                           -----------     ----------     -----------     ---------     ------------

NET ASSETS AVAILABLE
  FOR BENEFITS                              $5,065,909     $4,116,272     $12,041,505     $ 415,207     $221,385,086
                                            ==========     ==========     ===========     =========     ============



                                                  ALLTEL CORPORATION THRIFT PLAN

                         STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                                               For the year ended December 31, 1997


                                                                      Fund Information (Note 2)
                                       ------------------------------------------------------------------------------------------

                                                                         Participant Directed
                                       ------------------------------------------------------------------------------------------
                                                                           BZW Barclays Global Investors, N.A.
                                                       --------------------------------------------------------------------------
                                         ALLTEL
                                       Corporation    International     S&P 500         U.S. Debt        Money          LifePath
                                         Common          Equity          Equity           Index          Market           2000
                                       Stock Fund      Index Fund      Index Fund         Fund            Fund            Fund
                                       -----------     -----------     -----------     -----------     -----------     ----------
ADDITIONS:
  Investment income:
    Dividend income                    $   832,597     $         -     $         -     $         -     $         -     $        -
    Interest income                         21,472               -               -               -       1,779,651              -
    Net appreciation in fair
      value of investments               6,724,999          74,690       6,452,592         802,281               -        120.799
                                       -----------     -----------     -----------     -----------     -----------     ----------
        Total investment income          7,579,068          74,690       6,452,592         802,281       1,779,651        120,799
                                       -----------     -----------     -----------     -----------     -----------     ----------

  Contributions:
    Employer                                     -               -               -               -               -              -
    Employee                             1,624,207       1,234,170       3,211,149         896,535       2,317,115        140,263
    Employee rollovers                     250,323         123,598         276,924         146,649         184,511          3,499
                                       -----------     -----------     -----------     -----------     -----------    -----------
        Total contributions              1,874,530       1,357,768       3,488,073       1,043,184       2,501,626        143,762
                                       -----------     -----------     -----------     -----------     -----------    -----------

  Interfund transfers, net              (1,469,902)        638,746       3,111,323        (458,882)      5,005,567        753,938
                                       -----------     -----------     -----------     -----------     -----------    -----------
        Total additions                  7,983,696       2,071,204      13,051,988       1,386,583       9,286,844      1,018,499
                                       -----------     -----------     -----------     -----------     -----------    -----------

DEDUCTIONS:
  Benefit payments and withdrawals       4,234,217         877,315       3,479,201       1,170,877       7,983,500         87,216
                                       -----------     -----------     -----------     -----------     -----------    -----------
        Total deductions                 4,234,217         877,315       3,479,201       1,170,877       7,983,500         87,216
                                       -----------     -----------     -----------     -----------     -----------    -----------

        Net increase (decrease)          3,749,479       1,193,889       9,572,787         215,706       1,303,344        931,283

NET ASSETS AVAILABLE
  FOR BENEFITS:

  Beginning of year                     24,891,199       4,671,589      17,934,664       9,117,686      29,870,438        529,669
                                       -----------     -----------     -----------     -----------     -----------    -----------

  End of year                          $28,640,678     $ 5,865,478     $27,507,451     $ 9,333,392     $31,173,782    $ 1,460,952
                                       ===========     ===========     ===========     ===========     ===========    ===========


                                  The accompanying notes are an integral part of this statement.


                                                  ALLTEL CORPORATION THRIFT PLAN

                         STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION - Continued

                                               For the year ended December 31, 1997


                                                                      Fund Information (Note 2)
                                       ------------------------------------------------------------------------------------------

                                                                         Participant Directed
                                       ------------------------------------------------------------------------------------------
                                                 BZW Barclays Global Investors, N.A.                     Fidelity Investments
                                       -----------------------------------------------------------     --------------------------
                                        LifePath        LifePath        LifePath        LifePath         Equity-
                                          2010            2020            2030            2040           Income         Magellan
                                          Fund            Fund            Fund            Fund            Fund            Fund
                                       -----------     -----------     -----------     -----------     -----------     ----------
ADDITIONS:
  Investment income:
    Dividend income                    $         -     $         -     $         -     $         -     $ 2,850,859      4,418,198
    Interest income                              -               -               -               -              21             19
    Net appreciation in fair
      value of investments                 327,531       2,796,199         425,742         582,145       9,072,909     10,210,522
                                       -----------     -----------     -----------     -----------     -----------     ----------
        Total investment income            327,531       2,796,199         425,742         582,145      11,923,789     14,628,739
                                       -----------     -----------     -----------     -----------     -----------     ----------

  Contributions:
    Employer                                     -               -               -               -               -              -
    Employee                               438,520       1,216,237         534,473         695,063       5,264,518      6,746,078
    Employee rollovers                      24,405         148,100          80,824          67,053         600,084        695,726
                                       -----------     -----------     -----------     -----------     -----------    -----------
        Total contributions                462,925       1,364,337         615,297         762,116       5,864,602      7,441,804
                                       -----------     -----------     -----------     -----------     -----------    -----------

  Interfund transfers, net                 573,092        (636,904)        525,633       1,058,835       4,356,829       (243,170)
                                       -----------     -----------     -----------     -----------     -----------    -----------
        Total additions                  1,363,548       3,523,632       1,566,672       2,403,096      22,145,220     21,827,373
                                       -----------     -----------     -----------     -----------     -----------    -----------

DEDUCTIONS:
  Benefit payments and withdrawals         308,166       2,145,885         461,089         423,651       7,165,730      8,181,115
                                       -----------     -----------     -----------     -----------     -----------    -----------
        Total deductions                   308,166       2,145,885         461,089         423,651       7,165,730      8,181,115
                                       -----------     -----------     -----------     -----------     -----------    -----------

        Net increase (decrease)          1,055,382       1,377,747       1,105,583       1,979,445      14,979,490     13,646,258

NET ASSETS AVAILABLE
  FOR BENEFITS:

  Beginning of year                      1,875,624      15,127,018       1,495,571       1,683,243      37,394,393     55,155,099
                                       -----------     -----------     -----------     -----------     -----------    -----------

  End of year                          $ 2,931,006     $16,504,765     $ 2,601,154     $ 3,662,688     $52,373,883    $68,801,357
                                       ===========     ===========     ===========     ===========     ===========    ===========




                                                  ALLTEL CORPORATION THRIFT PLAN

                         STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION - Continued

                                               For the year ended December 31, 1997


                                                             Fund Information (Note 2)
                                       ---------------------------------------------------------------------------
                                                                                     Non-Participant
                                                Participant Directed                    Directed
                                       -------------------------------------------     -----------

                                       Government
                                       Investment                                        Money
                                        Contract       Participant                       Market
                                          Fund            Loans           Other           Fund            Total
                                       -----------     -----------     -----------     -----------     ------------
ADDITIONS:
  Investment income:
    Dividend income                    $         -     $         -     $         -     $         -     $  8,101,654
    Interest income                        147,235         302,509               -          20,014        2,270,921
    Net appreciation in fair
      value of investments                       -               -               -               -       37,590,409
                                       -----------     -----------     -----------     -----------     ------------
    Total investment income                147,235         302,509               -          20,014       47,962,984
                                       -----------     -----------     -----------     -----------     ------------

  Contributions:
    Employer                                     -               -       9,663,516               -        9,663,516
    Employee                                     -               -               -               -       24,318,328
    Employee rollovers                           -               -               -               -        2,601,696
                                       -----------     -----------     -----------     -----------     ------------
    Total contributions                          -               -       9,663,516               -       36,583,540
                                       -----------     -----------     -----------     -----------     ------------

  Interfund transfers, net              (1,532,622)        350,894     (12,041,505)          8,128                -
                                       -----------     -----------     -----------     -----------     ------------
    Total additions                     (1,385,387)        653,403      (2,377,989)         28,142       84,546,524
                                       -----------     -----------     -----------     -----------     ------------

DEDUCTIONS:
  Benefit payments and withdrawals       1,825,717         469,210               -          34,446       38,847,335
                                       -----------     -----------     -----------     -----------     ------------
    Total deductions                     1,825,717         469,210               -          34,446       38,847,335
                                       -----------     -----------     -----------     -----------     ------------

    Net increase (decrease)             (3,211,104)        184,193      (2,377,989)         (6,304)      45,699,189

NET ASSETS AVAILABLE
  FOR BENEFITS:

  Beginning of year                      5,065,909       4,116,272      12,041,505         415,207      221,385,086
                                       -----------     -----------     -----------     -----------     ------------

  End of year                          $ 1,854,805     $ 4,300,465     $ 9,663,516     $   408,903     $267,084,275
                                       ===========     ===========     ===========     ===========     ============


                         ALLTEL CORPORATION THRIFT PLAN

            NOTES TO FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1997 AND 1996


1.  PLAN DESCRIPTION

    The following is a brief description of the ALLTEL Corporation Thrift Plan (the "Plan") and the administration thereof and is provided for general information purposes only. Participants should refer to the plan document or the summary plan description for a more complete description of the Plan's provisions.

    General

    The Plan is a defined contribution employee benefit plan designed to assist employees in planning for retirement. The Plan covers substantially all nonbargaining employees of ALLTEL Corporation and its subsidiaries ("ALLTEL" or the "Company"). Employees who are (1) covered by a collective bargaining agreement, subject to certain limitations, (2) leased by the Company or (3) nonresident aliens with no U.S. income are not eligible to participate in the Plan.

    Administration

    The Plan is administered by ALLTEL Corporation (the "Administrator"). NationsBank of Texas, N.A. ("NationsBank" or the "Trustee") is the trustee of the Plan. Effective January 1, 1998, The Chase Manhattan Bank became trustee of the Plan.

    Plan Contributions

    Each year, participants may contribute up to 10 percent of their pretax annual compensation, as defined in the Plan document. Participant contributions are subject to certain dollar limitations established by the Internal Revenue Service ( the "IRS"), which were $9,500 for both 1997 and 1996. Employees considered "highly compensated" as defined in the Plan document are currently limited to contributing up to 7 percent of their pretax annual compensation. Following the end of the Plan year, the Company will contribute 1 percent of eligible Plan compensation to the account of every eligible participant. A participant will receive this nonelective employer contribution regardless of whether the participant has elected to defer any of his/her own compensation to the Plan. To qualify for the nonelective employer contribution, a participant must (1) have worked at least 1,000 hours during the year for which the contribution is being made, (2) have completed one year of service (12 consecutive months during which at least 1,000 hours are worked) and (3) be employed by the Company on the last business day of the year. The nonelective employer contribution will also be made to the account of a participant who dies, becomes disabled or qualifies for normal or early retirement during the year.

    In addition to the 1 percent nonelective employer contribution, employees of ALLTEL Information Services, Inc. (a wholly-owned subsidiary of ALLTEL) and its subsidiaries may receive a matching employer contribution. The amount of the match is determined each year by the Company. In 1997, the Company provided a basic employer matching contribution equal to 25 percent of the first 6 percent of eligible compensation that a participant contributed to the Plan, plus an additional matching contribution of 12 percent on salary deferrals greater than 3 percent but less than 6 percent of eligible plan compensation. All employer contributions are funded annually following the Plan's year-end.

                         ALLTEL CORPORATION THRIFT PLAN

                                      ____

    The Plan as amended and restated allows for any eligible employee who was a participant in a plan qualified under Section 401 of the Internal Revenue Code ("IRC") and who receives a cash distribution from such plan to make a rollover contribution to the Plan if he/she is entitled under
    Section 402 (c)(1) or Section 408 (d)(3)(A) of the IRC to rollover such distribution to another qualified retirement plan.

    Participant Accounts

    Individual accounts are maintained for each of the Plan's participants to reflect the participant's contributions and related employer nonelective and matching contributions, if applicable, as well as the participant's share of the Plan's earnings and any related administrative expenses. Allocations of the Plan's earnings and administrative expenses, if applicable, are based upon participant earnings or account balances. The benefit to which a participant is entitled is the benefit that can be provided from the participant's vested account.

    Vesting and Benefits

    Participants are fully vested in their employee contributions, nonelective and matching employer contributions and the accumulated earnings thereon. Participants may elect upon termination of employment to defer payment of their account balance if it exceeds $3,500. The Plan's obligation for the undistributed net assets of former employees approximated $49,321,000 and $26,381,000 as of December 31, 1997 and 1996, respectively. As of
    December 31, 1997 and 1996, the Plan had 15,210 and 8,688 participants with account balances, respectively.

    Benefit Payments

    Participants or their beneficiaries, as applicable, are entitled to receive the vested balance of their Plan account when they retire at age 65 or later, if they become permanently disabled, upon death or upon separation from service with the Company. The Plan permits early retirements between ages 55 and 65 provided that required service levels have been met. If a participant's account balance exceeds $3,500, participants may elect to receive the distributions in a lump-sum payment, in installment payments or a combination of both. If a participant's account balance is equal to or less than $3,500, the account will be distributed in a lump-sum payment. Additionally, participants may withdraw funds, with the approval of the Administrator, from their Plan account for "hardship" reasons as defined by the IRS.

    Plan Termination

    While it has not expressed any intention to do so, the Administrator has the right to terminate the Plan. In the event that the Plan is terminated, the interest of all affected participants shall be fully vested and nonforfeitable as of the date of the Plan's termination, and each participant shall be entitled to receive the entire amount of his account balance in cash or in assets of the Plan as the Trustee shall determine. Participants in the Plan are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974 ("ERISA").

                         ALLTEL CORPORATION THRIFT PLAN

                                      ____

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Financial Statement Presentation

    The accompanying financial statements have been prepared on the accrual basis of accounting. The financial statements and supplementary
    Schedules I, II and III have been prepared to satisfy the reporting and disclosure requirements of ERISA. The preparation of financial statements in conformity with generally accepted accounting principles requires the Administrator to make estimates and assumptions that affect the amount of assets, liabilities and disclosures of certain contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. The estimates and assumptions used in the accompanying financial statements are based upon the Administrator's evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results may differ from those estimates and assumptions.

    Investments

    During 1997, participants directed their contributions among the following investment options, and were allowed to change their investment elections subject to certain restrictions imposed by the funds and the Plan. Among the Plan's investment options are investment funds managed by BZW Barclays Global Investors, N.A. ("Barclays") and by Fidelity Investments ("Fidelity"). A brief description of each investment option available to plan participants during 1997 is provided below:

         ALLTEL Corporation Common Stock Fund - Contributions to this fund are primarily used to purchase shares of ALLTEL common stock in the open market. This fund also holds up to 5 percent of its invested funds in cash or cash equivalents. The percentage invested in cash or cash equivalents is determined by the Trustee.

    A brief description of the nine investment funds managed by Barclays is as follows:

         International Equity Index Fund - This fund seeks long-term capital appreciation through investment in substantially the same common stocks in substantially the same percentages as those that comprise the Morgan Stanley Capital International Europe, Australia and Far East "Free" Index (the "EAFE Index"), an index designed to measure the aggregate performance of the stock markets of Europe, Australia, New Zealand and the Far East.

         S&P 500 Equity Index Fund - This fund seeks long-term capital appreciation through investment in substantially the same common stocks and in substantially the same percentages as those that comprise the S&P 500 Index.

         U.S. Debt Index Fund - This fund seeks long-term capital appreciation through investment in obligations issued or guaranteed by the U.S. Government or its agencies, including mortgage-backed securities and investment grade obligations issued by domestic and certain foreign corporations with a remaining maturity exceeding one year, including asset-backed securities. This fund attempts to duplicate the total return of the Lehman Brothers Aggregate Bond Index, an index designed to measure the aggregate performance of the U.S. market for investment-grade debt securities.

                         ALLTEL CORPORATION THRIFT PLAN

                                      ____


         Money Market Fund - This fund seeks maximum current income while preserving capital through investment in money market instruments including U.S. Government and agency obligations, bank obligations including certificates of deposit, bankers' acceptances and time deposits, and short-term commercial debt instruments such as commercial paper, unsecured loan participations or variable rate demand notes and repurchase agreements.

         LifePath Funds - These funds consist of the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and the LifePath 2040 Fund. Each fund name contains a target investment date and seeks to provide a balance of short-term stability and long-term appreciation most appropriate for its target investment date. Each fund invests in various classes of domestic and foreign equity and debt securities and money market instruments. Generally, the funds with longer time horizons invest more heavily in equity securities, while funds with shorter time horizons invest in debt securities and money market instruments.

    Following is a brief description of the two investment funds managed by Fidelity:

         Equity-Income Fund - This fund seeks reasonable income by investing in income-producing equity securities. The fund invests in common and preferred stocks and debt securities whose yields exceed the composite yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), have rising or above-average dividends or have potential for future dividend growth.

         Magellan Fund - This fund seeks long-term capital appreciation through investment in common stocks and convertible securities of domestic, foreign and multinational companies.

    The Plan also holds investments in two other funds, the Government Investment Contract Fund and a Money Market Fund managed by NationsBank (formerly Boatmen's Investment Services, Inc.). No additional contributions or investments may be made to either of these funds. Participants may elect to transfer amounts invested in the Government Investment Contract Fund to one of the other investment options, subject to certain restrictions imposed by the funds and the Plan. A brief description of these two funds is as follows:

         Government Investment Contract Fund - The assets of this fund consist of cash and investments made in the Bankers Trust Pyramid Open-End Government Investment Contract Fund, a commingled common trust fund.

         Money Market Fund - The assets of this fund are invested in money market instruments, and may be withdrawn only at the time a participant withdraws from the Plan.

    Any excess cash in the above investment funds is automatically invested daily by the Trustee into the Nations Cash Reserves Capital Class Money Market Fund, a short-term investment fund. Assets consist mainly of corporate demand notes, commercial paper and short-term U.S. Government securities. The carrying value approximates fair value due to the short-term maturity of these investments.

                         ALLTEL CORPORATION THRIFT PLAN

                                      ____


    Investments are stated at their fair value as determined by the Trustee. Securities traded on a national exchange are valued at their quoted market price on the last business day of the year. Investment contracts are reported at contract value. The net appreciation in fair value of investments in the accompanying statement of changes in net assets available for benefits with fund information reflects the net difference between the market value and the cost of investments bought during the year and the net difference between the market value and the beginning of the year market value of assets held, sold or distributed. All investments that represent 5 percent or more of the Plan's total net assets as of December 31, 1997 and 1996 are presented separately in the accompanying statements of net assets available for benefits.

    Plan Expenses

    As outlined in the Plan document, expenses related to the Plan's operation are paid from Plan assets unless ALLTEL elects to pay these expenses. ALLTEL paid all administrative expenses related to the Plan in 1997.

3.  PARTICIPANT LOANS

    Participants can borrow from their account balances amounts not to exceed 50 percent of their vested balance, up to a maximum loan amount of $50,000. Such loans are allowed only for specific purposes and must be repaid through payroll deductions within five years, unless used to purchase a principal residence. Principal and interest is paid ratably through payroll deductions over the term of the loan. If a participant's employment terminates with an outstanding loan, the entire loan must be repaid in full within the time prescribed by the IRS. If the loan is not repaid on time, the unpaid portion will be considered taxable income to the individual. Loans are secured by the balance in the participant's account and bear interest at rates determined by the Administrator upon execution of the loan. Interest rates on the loans outstanding at December 31, 1997 range from 6 percent to 11 percent. Loan transactions are recorded as a transfer to (from) the investment fund from (to) the Participant Loan fund.

4.  EMPLOYER CONTRIBUTIONS

    Contributions in the amount of $9,663,516 due to the Plan from the Company had not been funded or allocated among the Plan's funds as of December 31, 1997. The employer's contribution receivable was funded by the Company and allocated among the Plan's investment funds, according to participant elections, during April 1998.

5.  TRANSFER OF ASSETS FROM OTHER PLANS, NET

    At December 31, 1996, the Plan had a receivable in the amount of $2,821,547 due from the Citizens Employees' Retirement Savings Plan (the "Citizens Savings Plan"). This amount represents the vested account balances of former employees of Citizens Savings Bank who became employees of ALLTEL Information Services, Inc. and participants of the Plan, under terms of a resource management agreement dated May 17, 1996. The asset transfer from the Citizens Savings Plan was received and allocated among the Plan's investment funds during the first quarter of 1997.

                         ALLTEL CORPORATION THRIFT PLAN

                                      ____

6.  PLAN AMENDMENTS

    During 1996, the following amendments to the Plan agreement were adopted:

    4. Provided that a nonelective employer contribution equal to 1 percent of eligible plan compensation be made for plan years beginning on or after January 1, 1996. Upon completion of one year of service (12 consecutive months during which at least 1,000 hours are worked), the nonelective employer contribution is conditioned upon the participant completing 1,000 hours of service during the plan year and being employed on the last day of the plan year. Also, provided for an additional employer matching contribution for employees of ALLTEL Information Services, Inc. and its subsidiaries whose average annual salary deferrals are greater than 3 percent but less than 6 percent of eligible plan compensation. Finally, provided for the elimination of attaining age 21 as an eligibility requirement to participate in the Plan.

    5. Provided for the transfer of assets into the Plan from the Citizens Savings Plan. The transfer of assets was attributable to employees acquired by ALLTEL Information Services, Inc. from Citizens Savings Bank in connection with a resource management agreement entered into on May 17, 1996. Also, amends the definition of plan compensation to include for benefit purposes cost-of-living payments made to employees who are on an international assignment.

During 1997, the following amendments to the Plan agreement were adopted:

    6. Provided for service crediting under the Plan to certain employees of ALLTEL Information Services, Inc. or its subsidiaries who became eligible participants of the Plan pursuant to facilities management agreements entered into during 1996.

    7. Provided for service crediting under the Plan to certain employees of ALLTEL Information Services, Inc. or its subsidiaries who became eligible participants of the Plan pursuant to facilities management agreements entered into during 1997.

7.  TAX STATUS

    The Plan has received a favorable determination letter from the IRS dated January 10, 1997, which states that the Plan, as restated January 1, 1994 and as amended by Amendment Nos. 1 through 4, is "qualified" for the purposes of Section 401(a) of the IRC. Amendments No. 5, 6 and 7 have not yet been filed with the IRS. The Administrator is of the opinion that the Plan, as amended, is designed and operating in accordance with applicable IRS requirements, and therefore, believes the Plan is qualified and is tax-exempt as of the financial statement date. Employer contributions and income of the Plan are not taxable to the participants until withdrawals or distributions are made.

                         ALLTEL CORPORATION THRIFT PLAN

                                      ____

8.  RECONCILIATION TO FORM 5500

    As of December 31, 1997 and 1996, the Plan had pending distributions to participants who elected to withdraw from the Plan of $150,699 and $1,973,696, respectively. These amounts are recorded as a liability in the Plan's Form 5500; however, these amounts are not recorded as a liability in the accompanying statements of net assets available for benefits in accordance with generally accepted accounting principles.

    The following table reconciles the financial statements to the Plan's Form 5500 as filed by the Company for the plan year ended
    December 31, 1997:


                                               Distributions    Net Assets Available for Benefits
                                   Benefits         to          ---------------------------------
                                   Payable     Participants          1997             1996
                                   --------    ------------          ----             ----
    Per financial statements       $      -     $38,847,335     $267,084,275     $221,385,086

    Accrued benefits payable        150,699         150,699         (150,699)      (1,973,696)

    Reversal of prior year
      benefit payments accrual            -      (1,973,696)               -                -
                                   --------     -----------     ------------     ------------

    Per Form 5500                  $150,699     $37,024,338     $266,933,576     $219,411,390
                                   ========     ===========     ============     ============


                                                                  Schedule I

                               ALLTEL CORPORATION THRIFT PLAN

                Line 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                   As of December 31, 1997

Identity of Issuer, Borrower,                       Number of
  Lessor or  Similar Party                         Units/Shares   Historical Cost   Fair Value
-----------------------------                      ------------   ---------------   -----------
Mutual Investment Funds Managed by
  BZW Barclays Global Investors, N.A.:
    International Equity Index Fund                   462,202      $  5,764,178     $  5,865,478
    S&P 500 Equity Index Fund                       1,811,133        20,355,290       27,507,451
    U.S. Debt Index Fund                              718,988         8,419,601        9,333,392
    LifePath 2000 Fund                                126,347         1,368,022        1,460,952
    LifePath 2010 Fund                                237,055         2,576,551        2,931,006
    LifePath 2020 Fund                              1,268,903        13,033,818       16,504,765
    LifePath 2030 Fund                                192,568         2,144,915        2,601,154
    LifePath 2040 Fund                                264,701         3,073,770        3,662,688
                                                                   ------------     ------------
                                                                     56,736,145       69,866,886
                                                                   ------------     ------------
Mutual Investment Funds Managed by
  Fidelity Investments:
    Equity-Income Fund                                999,311        39,701,189       52,373,883
    Magellan Fund                                     722,172        55,725,695       68,801,357
                                                                   ------------     ------------
                                                                     95,426,884      121,175,240
                                                                   ------------     ------------
      Total Mutual Investment Funds                                 152,163,029      191,042,126
                                                                   ------------     ------------

Money Market Investment Funds:
  BZW Barclays Global Investors, N.A.
    Money Market Fund                              31,167,627        31,167,627       31,167,627
* Nations Cash Reserves Capital Class
    Money Market Fund                               1,730,074         1,730,074        1,730,074
                                                                   ------------     ------------
      Total Money Market Funds                                       32,897,701       32,897,701
                                                                   ------------     ------------

Other Investments:
* ALLTEL Corporation Common Stock                     683,827        15,395,701       28,079,988
  Bankers Trust Pyramid Open-End
    Government Investment Contract Fund               892,570           892,570          892,570
* Participants Loans with interest rates
    ranging from 6.00 percent to 11.00 percent              -         4,300,465        4,300,465
                                                                   ------------     ------------

      Total Investments                                            $205,649,466     $257,212,850
                                                                   ============     ============

* Indicates a party in interest.


          The accompanying notes are an integral part of this schedule.

                                                                                                                Schedule II
                                              ALLTEL CORPORATION THRIFT PLAN

                                 Line 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS

                                                  As of December 31, 1997


                                                                   Detailed description of loan including
                                                                   date of making and maturity, interest
 Identity and    Original      Amount Received        Unpaid       rate, the type and value of collateral,         Amount Overdue
  Address of     Amount     During Reporting Year     Balance      any renegotiation of the loan and terms     --------------------
    Obligor      of Loan    Principal    Interest    at Year-End   of renegotiation and other material items   Principal   Interest
--------------   -------    ---------    --------    -----------   -----------------------------------------   ---------   --------
*Participant 1   $11,300     $1,612        $333      $  5,917      Loan dated November 16, 1994, bearing         $ 5,917       $229
                                                                   interest at 8.75%, loan term of 60
                                                                   months and collateralized by value of
                                                                   participant's account balance.  Loan was
                                                                   defaulted on March 25, 1998, and will be
                                                                   deducted from future amounts distributed
                                                                   to the participant.  Loan default will be
                                                                   reported as taxable income to the
                                                                   participant.

*Participant 2     8,000      1,518          75           921      Loan dated September 13, 1994, bearing            921         42
                                                                   interest at 8.75%, loan term of 36
                                                                   months and collateralized by value of
                                                                   participant's account balance.  Loan was
                                                                   defaulted on March 25, 1998, and will be
                                                                   deducted from future amounts distributed to
                                                                   the participant.  Loan default will be
                                                                   reported as taxable income to the
                                                                   participant.

*Participant 3    14,696      1,054         278         5,883      Loan dated May 18, 1990, bearing interest       5,883        314
                                                                   at 9.55%, loan term of 120 months and
                                                                   collateralized by value of participant's
                                                                   account balance.  Loan was defaulted on
                                                                   March 25, 1998, and will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.

*Participant 4    15,000      1,305         427        10,414      Loan dated December 9, 1993, bearing           10,414        227
                                                                   interest at 6.00%, loan term of 120 months
                                                                   and collateralized by value of participant's
                                                                   account balance.  Loan was defaulted on
                                                                   March 25, 1998, and will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.
    *  Indicates a party in interest.

                                       The accompanying notes are an integral part of this schedule.

                                       13

                                                                                                                Schedule II
                                              ALLTEL CORPORATION THRIFT PLAN

                                Line 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - Continued

                                                  As of December 31, 1997

                                                                   Detailed description of loan including
                                                                   date of making and maturity, interest
 Identity and    Original      Amount Received        Unpaid       rate the type and value of collateral,         Amount Overdue
  Address of     Amount     During Reporting Year     Balance      any renegotiation of the loan and terms     --------------------
    Obligor      of Loan    Principal    Interest    at Year-End   of renegotiation and other material items   Principal   Interest
--------------   -------    ---------    --------    -----------   ----------------------------------------    ---------   --------
*Participant 5    $3,118      $ 519        $ 29        $  950      Loan dated November 17, 1995, bearing          $  950       $ 53
                                                                   interest at 7.75%, loan term of 24
                                                                   months and collateralized by value of
                                                                   participant's account balance.  Loan was
                                                                   defaulted on March 25, 1998, and will be
                                                                   deducted from future amounts distributed
                                                                   to the participant.  Loan default will be
                                                                   reported as taxable income to the participant.

*Participant 6     1,376        217          31           866      Loan dated March 22, 1996, bearing interest       866         39
                                                                   at 7.50%, loan term of 36 months and
                                                                   collateralized by value of participant's
                                                                   account balance.  Loan was defaulted on
                                                                   March 25, 1998, and will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.

*Participant 7     3,000        655         120         2,157      Loan dated August 23, 1996, bearing interest    2,157         81
                                                                   at 8.50%, loan term of 36 months and
                                                                   collateralized by value of participant's
                                                                   account balance.  Loan was defaulted on
                                                                   March 25, 1998, and will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.

*Participant 8     9,800      9,749         380            51      Loan dated February 21, 1997, bearing interest     51          1
                                                                   at 8.00%, loan term of 72 months and
                                                                   collateralized by value of participant's
                                                                   account balance.  Loan will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable income
                                                                   to the participant.

    *  Indicates a party in interest.

                                      The accompanying notes are an integral part of this schedule.

                                       14

                                                                                                                Schedule II
                                                ALLTEL CORPORATION THRIFT PLAN

                                 Line 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - Continued

                                                  As of December 31, 1997

                                                                   Detailed description of loan including
                                                                   date of making and maturity, interest
 Identity and    Original      Amount Received        Unpaid       rate the type and value of collateral,         Amount Overdue
  Address of     Amount     During Reporting Year     Balance      any renegotiation of the loan and terms     --------------------
    Obligor      of Loan    Principal    Interest    at Year-End   of renegotiation and other material items   Principal   Interest
--------------   -------    ---------    --------    -----------   ----------------------------------------    ---------   --------
*Participant 9   $ 9,000      $  205        $ 55       $8,795      Loan dated January 10, 1997, bearing           $8,795      $ 475
                                                                   interest at 8.00%, loan term of 36
                                                                   months and collateralized by value of
                                                                   participant's account balance.  Loan will
                                                                   be deducted from future amounts distributed
                                                                   to the participant.  Loan default will be
                                                                   reported as taxable income to the participant.

*Participant 10    4,765       1,400         372        1,806      Loan dated January 27, 1995, bearing            1,806         59
                                                                   interest at 10.00%, loan term of 60 months
                                                                   and collateralized by value of participant's
                                                                   account balance.  Loan will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.

*Participant 11   14,350           -           -        5,748      Loan dated October 15, 1993, bearing interest   5,748        443
                                                                   at 7.25%, loan term of 60 months and
                                                                   collateralized by value of participant's
                                                                   account balance.  Loan will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.

*Participant 12   10,105           -           -        5,613      Loan dated February 15, 1993, bearing           5,613      1,195
                                                                   interest at 8.25%, loan term of 60 months
                                                                   and collateralized by value of participant's
                                                                   account balance.  Loan will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.

*Participant 13    7,409       1,039          36          124      Loan dated August 15, 1992, bearing interest      124          5
                                                                   at 9.00%, loan term of 60 months and
                                                                   collateralized by value of participant's
                                                                   account balance.  Loan will be deducted from
                                                                   future amounts distributed to the participant.
                                                                   Loan default will be reported as taxable
                                                                   income to the participant.
    *  Indicates a party in interest.

                                      The accompanying notes are an integral part of this schedule.

                                                             15

                                              ALLTEL CORPORATION THRIFT PLAN

                                    Line 27d - SCHEDULE OF REPORTABLE TRANSACTIONS (a)

                                           For the year ended December 31, 1997


                                                          Number of   Purchase   Number of   Selling                      Net Gain/
Identity of Party Involved    Description of Asset        Purchases    Price       Sales      Price          Cost          (Loss)
--------------------------    --------------------        ---------    -----       -----      -----          ----          ------
*ALLTEL Corporation           ALLTEL Corporation
                                Common Stock                 100     $ 6,322,838    108    $ 7,938,363    $ 7,491,408    $  446,955

 Fidelity Investments         Equity-Income Fund             143      17,846,591    103     11,734,563     10,487,607     1,246,956

 Fidelity Investments         Magellan Fund                  117      17,217,713    127     13,568,110     12,209,814     1,358,296

*NationsBank of Texas, N.A.   Nations Cash Reserves
                                Capital Class Money
                                Market Fund                   70      10,564,398     40     13,314,017     13,314,017            --

BZW Barclays Global
  Investors, N.A.             S&P 500 Equity Index Fund      138       9,515,085    103      6,354,613      5,520,062       834,551

BZW Barclays Global
  Investors, N.A.             Money Market Fund              142      17,102,257    127     14,576,934     14,576,934            --


    *  Indicates a party in interest.

    (a) Represents a transaction or a series of transactions in excess of 5 percent of the fair value of plan assets at the beginning of the year.


                               The accompanying notes are an integral part of this schedule.

                                       16